                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          February 24, 2000



            HOUSEHOLD AUTOMOTIVE TRUST IV, SERIES 2000-1
           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                      (Master Servicer of the Trust)
          (Exact name as specified in Master Servicer's charter)

                                                              Not
      Delaware              333-84129               Applicable
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                     Identification
tion of Master Servicer)                                   Number of
                                                           Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
      Master Servicer)


Master Servicer's telephone number, including area code847/564-5000

Item 5.  OTHER EVENTS

On February 24, 2000, the Registrant issued and sold its Series 2000-1 Notes. Attached as exhibits hereto are copies of certain of the executed principal agreements relating to the issuance, offering and sale of the Notes, forms of which were filed as exhibits to the Registration Statement (File Nos. 333-84129).

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

          1.     Underwriting Agreement.

          4.1 Amended and Restated Trust Agreement between the Seller and the Owner Trustee.

          4.2    Indenture between the Issuer and the Indenture Trustee.

          4.3 Series 2000-1 Supplement to the Indenture, the Master Sale and Servicing Agreement and the Trust Agreement.

          4.4 Master Sale and Servicing Agreement among the Seller, the Master Servicer, the Issuer and the Indenture Trustee.

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOTIVE TRUST IV,
                              SERIES 2000-1
                                      (Registrant)



                         By:   /s/ P. D. Schwartz
                              P. D. Schwartz
                              Authorized Representative



Dated: March 2, 2000

                               EXHIBIT INDEX

Exhibit

Number    Exhibit


1.     Underwriting Agreement.

4.1 Amended and Restated Trust Agreement between the Seller and the Owner Trustee.

4.2    Indenture between the Issuer and the Indenture Trustee.

4.3 Series 2000-1 Supplement to the Indenture, the Master Sale and Servicing Agreement and the Trust Agreement.

4.4    Master Sale and Servicing Agreement among the Seller, the
       Master Servicer, the Issuer and the Indenture Trustee.